UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2025

F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-31940			25-1255406
(Commission File Number)			(IRS Employer Identification No.)

626 Washington Place,	Pittsburgh,	PA	15219
(Address of Principal Executive Offices)			(Zip Code)

(800) 555-5455

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	FNB	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the F.N.B. Corporation Annual Meeting held on May 7, 2025, shareholders voted on the matters set forth below.

Proposal 1 - Election of Directors

Our eleven director nominees proposed by the Board of Directors were elected to serve until the 2026 Annual Meeting by the following vote of common shareholders:

Director Nominee	For	%	Withhold	%	Broker Non-Votes
Pamela A. Bena	284,987,057	97.10%	8,506,328	2.90%	29,134,963
William B. Campbell	280,379,652	95.53%	13,113,733	4.47%	29,134,963
James D. Chiafullo	275,567,237	93.89%	17,926,148	6.11%	29,134,963
Vincent J. Delie, Jr.	282,912,425	96.39%	10,580,960	3.61%	29,134,963
Mary Jo Dively	291,746,907	99.40%	1,746,478	0.60%	29,134,963
David J. Malone	282,631,669	96.30%	10,861,716	3.70%	29,134,963
Frank C. Mencini	285,907,337	97.42%	7,586,048	2.58%	29,134,963
David L. Motley	286,923,699	97.76%	6,569,686	2.24%	29,134,963
Heidi A. Nicholas	290,488,803	98.98%	3,004,582	1.02%	29,134,963
John S. Stanik	287,757,944	98.05%	5,735,441	1.95%	29,134,963
William J. Strimbu	279,923,115	95.38%	13,570,270	4.62%	29,134,963

Proposal 2 - Adoption of Advisory Resolution on Executive Compensation

The advisory resolution to approve the 2024 compensation of our named executive officers was approved by the following vote of common shareholders:

For	%	Against	%	Abstain	Broker Non-Votes
267,239,214	91.26%	25,586,426	8.74%	667,745	29,134,963

Proposal 3 - Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm

The ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025 was approved by the following vote of common shareholders:

For	%	Against	%	Abstain	Broker Non-Votes
317,275,252	98.52%	4,758,042	1.48%	595,054	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese, Jr.
Name:	Vincent J. Calabrese, Jr.
Title:	Chief Financial Officer

Dated: May 12, 2025